                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                November 24, 2003
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                Date of Report (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                                1-13503                13-3958850
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                          Identification No.)



1535 Richmond Avenue, Staten Island, New York                         10314
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 (Address of Principal Executive Offices)                           (Zip Code)


                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
        ---------------------------------------

      On November 24, 2003, Independence Community Bank Corp., a Delaware corporation ("ICBC"), and Staten Island Bancorp, Inc., a Delaware corporation ("SIB"), entered into an Agreement and Plan of Merger (the "Merger Agreement").


      A joint press release announcing the execution of the Merger Agreement was issued on November 25, 2003. The information in the press release is incorporated herein by reference. A copy of the joint press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------
      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

      The following exhibit is furnished herewith:

      Exhibit Number                Description
      --------------                ------------------------------------------
      99.1                          Joint Press Release dated November 25, 2003.


      The joint press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.



                                      2
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STATEN ISLAND BANCORP, INC.



Date: November 25, 2003             By:   /s/ Harry P. Doherty
                                          ---------------------------------
                                          Harry P. Doherty
                                          Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

      Exhibit Number                Description
      --------------                ------------------------------------------
      99.1                          Joint Press Release dated November 25, 2003.